 KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2016 to the Prospectus dated May 1, 2016 for the

Century II Survivorship Variable Universal Life Insurance Contract

MASSACHUSETTS

For Contracts sold in the state of Massachusetts, we change the Prospectus as follows:

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Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the Guaranteed Monthly Premium and Guaranteed Payment Period.

The Guaranteed Payment Period and Guaranteed Monthly Premium guarantee that your Contract will remain in effect for five years following the Issue Date if you meet the Guaranteed Monthly Premium requirement.  The Guaranteed Payment Period and Guaranteed Monthly Premium are part of each Contract and we do not charge for these provisions.  Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the Guaranteed Payment Period and Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select.  These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed.

The Guaranteed Monthly Premium and Guaranteed Payment Period provisions operate as follows:

Guaranteed Payment Period --The five years following the Issue Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:

(1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date ; or

(2) total Premiums paid must be equal to or greater than the Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

Guaranteed Monthly Premiums--If you pay the Guaranteed Monthly Premium, your Contract will not lapse during the Guaranteed Payment Period.  The Guaranteed Monthly Premium will change for the remainder of the Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders.  A decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium during the Guaranteed Payment Period.  We show the initial Guaranteed Monthly Premium in the Contract.

(over)

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The Grace Period provision in the Contract is also impacted by the fact that the Guaranteed Payment Period and Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit.  Replace any reference to or discussion of the Grace Period with the following description.  The Grace Period operates as follows:

Grace Period--The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the Guaranteed Payment Period has expired.

During the Guaranteed Payment Period :  A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:

X + Y + Z

"X" is the accumulated Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.

"Y" is the amount of current indebtedness.

"Z" is the total amount of partial surrenders.

A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force.  The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

After the Guaranteed Payment Period:  A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force.  You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

•	The term "Issue Date" replaces any reference in the prospectus to "Contract Date."

•	We limit scheduled increases to the Additional Insurance Amount to between 0-10% instead of between 0-25%.

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